EXHIBIT 1

JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of common stock, $0.01 par value per share, of Carter’s, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.  This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The execution and filing of this agreement shall not be construed as an admission that the undersigned are a group, or have agreed to act as a group.

Dated:  June 9, 2011

BERKSHIRE FUND VII, L.P.

By:	Seventh Berkshire Associates LLC, its general partner

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

BERKSHIRE FUND VII-A, L.P.

By:	Seventh Berkshire Associates LLC, its general partner

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

BERKSHIRE INVESTORS IV LLC

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

BERKSHIRE INVESTORS III LLC

By:	Seventh Berkshire Associates LLC, its general partner

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

STOCKBRIDGE FUND, L.P.

By:	Stockbridge Associates LLC, its general partner

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

STOCKBRIDGE ABSOLUTE RETURN FUND, L.P.

By:	Stockbridge Associates LLC, its general partner

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

STOCKBRIDGE PARTNERS LLC

By:	Berkshire Partners LLC, its sole managing member

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

BERKSHIRE PARTNERS LLC

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

STOCKBRIDGE FUND M, L.P.

By:	Stockbridge Associates LLC, its general partner

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director

STOCKBRIDGE MASTER FUND (OS), L.P.

By:	Stockbridge Associates LLC, its general partner

By:	/s/ Robert J. Small
	Name:	Robert J. Small
	Title:	Managing Director